SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2002

                                  HAUSER, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-17174                  84-0926801
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)

        20710 S. Alameda Street
       Long Beach, CA 90810-1107                                  90810
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(Address of principal executive offices)                         Zip Code


Registrant's telephone number, including area code:    (310) 637-9566
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Item 5. Other Events.

     On November 30, 2002, Wells Fargo Bank, N.A. ("Wells Fargo") agreed to amend the terms of Hauser, Inc.'s (the "Company") Amended and Restated Credit Agreement (the "Amended Credit Facility"), which it entered into with Wells Fargo on December 7, 2001. Pursuant to the terms of this amendment (the "Amendment"), (i) the maturity date of the Amended Credit Facility was extended from November 30, 2002 to December 31, 2002; (ii) the maturity date of the revolving credit note was extended from November 30, 2002 to December 31, 2002; and (iii) amounts available pursuant to the revolving credit note were reduced from $9,000,000 to $8,700,000.

     The Company is engaged in discussions which could result in the Company obtaining funds to pay the outstanding loans to Wells Fargo and permit the Company to obtain a new line of credit to finance operations. There can be no assurance that the requisite funds will be obtained. Arthur Andersen LLP, the former auditors for the Company, issued an opinion in connection with their audit for the fiscal year ended March 31, 2002, which stated that there is a substantial doubt about the ability of the Company to continue as a going concern.

     The foregoing description of the Amendment is qualified in its entirety by reference to such Amendment, a copy of which has been filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

     The foregoing description of the revolving credit note is qualified in its entirety by reference to the revolving credit note, a copy of which has been filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

     On December 5, 2002, the Company issued a press release relating to the Amendment, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

          10.1 Amendment No. 5 to Credit Agreement, effective as of November 30, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

          10.2 Revolving Credit Note, dated November 30, 2002.

          99.1 Press Release, dated December 5, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated:  December 6, 2002                By:  /s/  Kenneth C. Cleveland
                                             ----------------------------
                                             Name:   Kenneth C. Cleveland
                                             Title:  President and Chief
                                                     Executive Officer


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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

10.1 Amendment No. 5 to Credit Agreement, effective as of November 30, 2002, by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc. and Wells Fargo Bank, N.A.

10.2           Revolving Credit Note, dated November 30, 2002.

99.1           Press Release, dated December 5, 2002.